UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Information.
Eagle Rock Energy Partners, L.P. (the "Partnership") has prepared unaudited pro forma condensed consolidated financial information giving effect to the previously announced, pending contribution of the Partnership's midstream business to Regency Energy Partners LP. The unaudited pro forma condensed consolidated financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(b)(1)	Pro Forma Financial Information
Unaudited pro forma condensed consolidated financial information, including an unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013, are attached here to as Exhibit 99.1 and are incorporated herein by reference.

(d)         Exhibits.
Exhibit No.     Description

99.1	Unaudited pro forma condensed consolidated financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 27, 2014	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description
99.1         Unaudited pro forma condensed consolidated financial information